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                                   L E A S E



                       LANDLORD: LINMAR REALTY COMPANY II
                                 1798 FREBIS AVENUE
                                 COLUMBUS, OHIO 43206-0410

                       TENANT:   AE STORES COMPANY

                       PREMISES: 150 THORN HILL DRIVE
                                 WARRENDALE, PENNSYLVANIA
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                                TABLE OF CONTENTS
                                -----------------

SECTION 1.............................................................. PREMISES
SECTION 2.................................................................. TERM
SECTION 3..................................................... COMMENCEMENT DATE
SECTION 4....................................................... RENEWAL OPTIONS
SECTION 5.......................................................... MINIMUM RENT
SECTION 6............................................. PERCENTAGE RENT - DELETED
SECTION 7............................................ SECURITY DEPOSIT - DELETED
SECTION 8...................................................... RIGHT TO REMODEL
SECTION 9............................................................. UTILITIES
SECTION 10................................................................ GLASS
SECTION 11.................................................... PERSONAL PROPERTY
SECTION 12.................................................... RIGHT TO MORTGAGE
SECTION 13............................................... SUBLEASE OR ASSIGNMENT
SECTION 14......................................................... COMMON AREAS
SECTION 15.................................. OPERATION OF COMMON AREAS.-.DELETED
SECTION 16.................................... SIDEWALKS, PARKING AREA AND GRASS
SECTION 17....................................................... EMINENT DOMAIN
SECTION 18....................................................... TENANT'S TAXES
SECTION 19........................................................ RISK OF GOODS
SECTION 20.................................................... USE AND OCCUPANCY
SECTION 21............................................................ NUISANCES
SECTION 22............................................. WASTE AND REFUSE REMOVAL
SECTION 23.................................................... FIRE AND CASUALTY
SECTION 24..................................................... LANDLORD REPAIRS
SECTION 25..................................................... TENANT'S REPAIRS
SECTION 26............................ COVENANT OF TITLE AND PEACEFUL POSSESSION
SECTION 27........................................ TENANT'S INSURANCE; INDEMNITY
SECTION 28.................................................... REAL ESTATE TAXES
SECTION 29...................................... TENANT'S INSURANCE CONTRIBUTION
SECTION 30............................................................. FIXTURES
SECTION 31............................................................ SURRENDER
SECTION 32......................................................... HOLDING OVER
SECTION 33............................................................... NOTICE
SECTION 34.............................................................. DEFAULT
SECTION 35................................................ WAIVER OF SUBROGATION
SECTION 36................................... LIABILITY OF LANDLORD; EXCULPATION
SECTION 37.................................................... RIGHTS CUMULATIVE
SECTION 38................................................ MITIGATION OF DAMAGES
SECTION 39................................................................ SIGNS
SECTION 40..................................................... ENTIRE AGREEMENT
SECTION 41...................................................... LANDLORD'S LIEN
SECTION 42.............................................. BINDING UPON SUCCESSORS
SECTION 43................................................. HAZARDOUS SUBSTANCES
SECTION 44................................................. TRANSFER OF INTEREST
SECTION 45................................................... ACCESS TO PREMISES
SECTION 46............................................................. HEADINGS
SECTION 47........................................................... NON-WAIVER
SECTION 48..................................................... SHORT FORM LEASE
SECTION 49............................................... ACCEPTANCE OF PREMISES
SECTION 50........................................ TERMINATION OF EXISTING LEASE
SECTION 51................................................ ADDITIONAL PROVISIONS
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                              AMENDED AND RESTATED
                                    L E A S E
                                    ---------

     THIS AGREEMENT OF LEASE, made as of this 10th day of September, 1999, by and between Linmar Realty Company II, a Pennsylvania partnership (hereinafter referred to as "Landlord"), with offices at 1798 Frebis Avenue, Columbus, Ohio 43206-0410 and AE Stores Company, a Delaware corporation (hereinafter referred to as "Tenant"), with offices at 150 Thorn Hill Drive, Warrendale, Pennsylvania 15095.

                              W I T N E S S E T H:
                              --------------------

SECTION 1. PREMISES
-------------------

     (a) Landlord, in consideration of the rents to be paid and covenants and agreements to be performed by Tenant, does hereby lease unto Tenant the premises and all easements, appurtenants and improvements to the Real Property (hereinafter referred to as the "premises" or "demised premises") in the Industrial Park (hereinafter referred to as the "Industrial Park"), at 150 Thorn Hill Drive in the City of Warrendale, County of Allegheny, and State of Pennsylvania. The location, size, and area of the demised premises and of the Industrial Park shall be substantially as shown on Exhibit A attached hereto and made a part hereof. The legal description of the same is shown on Exhibit B attached hereto and made a part hereof.

     (b) The demised premises shall initially have a ground floor area of approximately 302,512 square feet.

     (c) Landlord agrees to construct an addition to the premises of approximately 120,000 ("Expansion Space") as depicted on Exhibit D. Landlord shall construct the expansion space in strict accordance with Tenant's plans and specifications and all applicable building codes and laws. Upon completion, the demised premises shall have a ground floor area of approximately 422,512 square feet.

SECTION 2. TERM
---------------

     The previous Lease dated December 6, 1995 is hereby terminated by the parties as of the Commencement Date of this Lease and the terms of this Lease shall immediately commence thereafter. All monetary obligations under this previous Lease shall be prorated to the effective termination date with any sums owed Landlord. This Lease shall expire December 31, 2020, unless earlier terminated as provided herein.
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SECTION 3. COMMENCEMENT DATE
----------------------------

     (a) As herein used, the phrase "commencement date" shall mean substantial completion of the Expansion Space Premises and the receipt of the Certificate of Occupancy for the Expansion Space.

SECTION 4. RENEWAL OPTIONS
--------------------------

     Two independent renewal options five (5) years each to extend the term provided Tenant is not in default past any applicable cure period and Tenant gives Landlord at least one hundred eighty (180) days prior written notice of its intent to extend upon the terms contained in Exhibit C.

SECTION 5. MINIMUM RENT
-----------------------

     (a) Tenant agrees to pay to Landlord, as minimum rent for the demised premises, each month in equal consecutive monthly installments as shown on Exhibit C. All such rental shall be payable to Landlord in advance, without prior written notice or demand and without any right of deduction, abatement, counterclaim or offset whatsoever. As used in this Lease, the term "minimum rent" means the minimum rent set forth in this subparagraph (a).

     (b) If the Lease term shall commence on a day other than the first day of a calendar month or shall end on a day other than the last day of a calendar month, the minimum rental for such first or last fractional month shall be such proportion of the monthly minimum rental as the number of days in such fractional month bears to the total number of days in such calendar month.

     (c) Until further notice to Tenant, all rental payable under this Lease shall be payable to Landlord and mailed to Landlord at 1798 Frebis Avenue, Columbus, Ohio 43206-0410.

     (d) In the event any sums required hereunder to be paid are not received on or before the fifth (5th) calendar day after the same are due, then, for each and every late payment, Tenant shall immediately pay, as additional rent, a service charge equal to Fifty Dollars ($50.00). Tenant shall pay an additional late charge in the same amount for each additional seven (7) day period after the same are due until such payment has been received by Landlord. The foregoing late charge is in addition to all default remedies of Landlord pursuant to
Section 34 below.

SECTION 6. PERCENTAGE RENT - DELETED
------------------------------------

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SECTION 7. SECURITY DEPOSIT - DELETED
-------------------------------------

SECTION 8. RIGHT TO REMODEL
---------------------------

     Tenant may alter the Premises without Landlord's written consent so long as the cost of such alterations do not exceed $50,000.00 and alterations are of a non-structural nature. In all other events, Tenant may, with Landlord's prior written approval which shall not be unreasonably withheld or delayed, and at Tenant's expense, make repairs and alterations to the interior of the demised premises and remodel the interior of the demised premises, excepting structural and exterior changes, in such manner and to such extent as may from time to time be deemed necessary by Tenant for adapting the demised premises to the requirements and uses of Tenant and for the installation of its fixtures, appliances and equipment. All plans for such remodeling shall be submitted to Landlord for endorsement of its approval prior to commencement of work. Upon Landlord's request, Tenant shall be obligated, if it remodels and/or alters the demised premises, to restore the demised premises upon vacating the same. Tenant will indemnify and save harmless the Landlord from and against all mechanics liens or claims by reason of repairs, alterations or improvements which may be made by Tenant to the demised premises. Any structural or exterior alteration may only be made by Tenant with the prior written approval of Landlord, which approval may be granted or withheld in Landlord's sole discretion. Inasmuch as any such alterations, additions or other work in or to the demised premises may constitute or create a hazard, inconvenience or annoyance to the public and other tenants in the Industrial Park, Tenant shall, if so directed in writing by Landlord, erect barricades, temporarily close the demised premises, or affected portion thereof, to the public or take whatever measures are necessary to protect the building containing the demised premises, the public and the other tenants of the Industrial Park for the duration of such alterations, additions or other work. If Landlord determines, in its sole judgment, that Tenant has failed to take any of such necessary protective measures, Landlord may do so and Tenant shall reimburse Landlord for the cost thereof within ten (10) days after Landlord bills Tenant therefor.

     All such work shall be performed lien free by Tenant. In the event a mechanic's lien is filed against the premises or the Industrial Park, Tenant shall discharge or bond off same within ten (10) days from the filing thereof. If Tenant fails to discharge said lien,

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Landlord may bond off or pay same without inquiring into the validity or merits of such lien, and all sums so advanced shall be paid on demand by Tenant as additional rent.

SECTION 9. UTILITIES
--------------------

     The Tenant agrees to be responsible and pay for all public utility services rendered or furnished to the demised premises during the term hereof, including, but not limited to, heat, water, gas, electric, steam, telephone service and sewer services, together with all taxes, levies or other charges on such utility services when the same become due and payable. Should any utility service not be separately metered, then Tenant shall be responsible for its prorata share thereof as determined from time to time and billed by Landlord. Landlord shall not be liable for the quality or quantity of or interference involving such utilities unless due directly to Landlord's negligence.

     During the term hereof or any renewal or extension period, whether the demised premises are occupied or unoccupied, Tenant agrees to maintain heat sufficient to heat the demised premises so as to avert any damage to the demised premises on account of cold weather.

     Sprinkler systems, if any, located in Tenant's area shall be maintained in accordance with National Fire Protection Association standards to ensure proper operation. Sprinkler control valves (interior and exterior) located in Tenant's area shall be monitored by supervisory alarm service. In the event fifty percent (50%) or more of the total number of sprinkler heads require replacement at any one time as part of ordinary maintenance, such cost shall be fifty percent (50%) borne by Landlord and fifty percent (50%) borne by Tenant. Tenant shall replace all sprinkler heads due to painting or environmental exposure from Tenant's operations. All other cost of maintaining the sprinkler system in Tenant's area shall be paid by the Tenant.

SECTION 10. GLASS
-----------------

     Except for the expansion area for a period of one year from the date hereof, unless caused by the negligence of Tenant or its invitees, the Tenant shall maintain the glass part of the demised premises, promptly replacing any breakage and fully saving the Landlord harmless from any loss, cost or damage resulting from such breakage or the replacement thereof.

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SECTION 11. PERSONAL PROPERTY
-----------------------------

     The Tenant further agrees that all personal property of every kind or description that may at any time be in or on the demised premises shall be at the Tenant's sole risk, or at the risk of those claiming under the Tenant, and that except for the negligence of Landlord, the Landlord shall not be liable for any damage to said property or loss suffered by the business or occupation of the Tenant caused in any manner whatsoever.

SECTION 12. RIGHT TO MORTGAGE
-----------------------------

     (a) Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any deed of trust, mortgage or mortgages now or hereafter placed upon Landlord's interest in the demised premises but not the Tenant's personal property; provided, however, that no default by Landlord, under any deed of trust, mortgage or mortgages, shall affect Tenant's rights under this Lease, so long as Tenant performs the obligations imposed upon it hereunder and is not in default hereunder, and Tenant attorns to the holder of such deed of trust or mortgage, its assignee or the purchaser at any foreclosure sale. Tenant shall execute any instrument presented to Tenant for the purpose of effecting such subordination. If Tenant, within ten (10) days after submission of such instrument, fails to execute same, Landlord is hereby authorized to execute same as attorney-in- fact for Tenant. It is a condition, however, to the subordination and lien provisions herein provided, that Landlord shall procure from any such mortgagee an agreement in writing, which shall be delivered to Tenant or contained in the aforesaid subordination agreement, providing in substance that so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease and is not in default under the terms hereof, its tenancy will not be disturbed nor this Lease affected by any default under such mortgage. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not have the right to terminate this Lease in accordance with the provisions contained herein in the event this Lease is assigned as additional security for any loan secured by Landlord's interest in the demised premises.

     (b) Wherever notice is required to be given to Landlord pursuant to the terms of this Lease, Tenant will likewise give such notice to any mortgagee of Landlord's interest in the demised premises upon notice of such mortgagee's name and address from Landlord. Furthermore, such mortgagee shall have the same rights to cure any default on the part of Landlord that Landlord would have had.

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     (c) Tenant shall have the right to mortgage its Leasehold interest in the
Premises and the trade fixtures located thereon. Landlord agrees to deliver to Tenant a Landlord waiver in a form reasonably satisfactory to the Landlord upon Tenant's request.

SECTION 13. SUBLEASE OR ASSIGNMENT
----------------------------------

     (a) The Tenant further covenants and agrees not to enter into license, purchase or concession agreements or to assign or sublet the demised premises or any part of same, or in any other manner transfer, mortgage or pledge the Lease, its leasehold or the demised premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. If such consent is granted, Landlord reserves the right to impose whatever reasonable conditions Landlord deems necessary. In the event of any such subletting or assignment or other such transfer upon obtaining Landlord's consent, Tenant shall nevertheless remain fully and primarily liable hereunder. Any sums received by Tenant from Subtenant in excess of the rent shall be shared equally between Landlord and Tenant.

     (b) For the purposes hereof, any transfer of an interest in Tenant, unless to a "Related Party" (as hereinafter defined), is prohibited and shall constitute a default under this Lease. The term "Related Party" means any person, firm, corporation or legal entity which directly controls, is controlled by, or is under common control with Tenant. The term "control" means the possession, directly, of the power to direct or cause the direction of the management and policies of Tenant, whether through the ownership of voting securities or by contract.

SECTION 14. COMMON AREAS - DELETED
----------------------------------

SECTION 15. OPERATION OF COMMON AREAS - DELETED
-----------------------------------------------

SECTION 16. SIDEWALKS PARKING AREA AND GRASS
--------------------------------------------

     (a) Tenant shall, throughout the term hereof, keep in good condition and repair and maintain the adjoining sidewalks, parking area and grass.

     (b) Tenant shall keep all such areas free of obstructions created or permitted by Tenant. Tenant shall permit the use of said parking areas only for normal parking and ingress and egress by its customers and suppliers to and from the premises. If, in Landlord's opinion, unauthorized persons are using any of the sidewalks, grass or parking areas by reason of Tenant's occupancy of the premises, Tenant shall, upon Landlord's demand, enforce Landlord's rights against all such unauthorized persons. Landlord shall

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nonetheless have the right at any time to remove any such unauthorized persons from said areas or to restrain unauthorized persons from said areas.

SECTION 17. EMINENT DOMAIN
--------------------------

     (a) In the event the entire premises or any part thereof shall be taken or condemned either permanently or temporarily for any public or quasi-public use or purpose by any competent authority in appropriation proceedings or by any right of eminent domain, the entire compensation or award therefore, including leasehold, reversion and fee, shall belong to the Landlord and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to such award.

     (b) In the event that only a portion of the demised premises, not exceeding twenty percent (20%) of same, shall be so taken or condemned, and the portion of the demised premises not taken can be repaired within ninety (90) days from the date of which possession is taken for the public use so as to be commercially fit for the operation of Tenant's business, the Landlord at its own expense shall so repair the portion of the demised premises not taken and there shall be an equitable abatement of rent for the remainder of the term and/or extended terms. If the portion of the demised premises not taken cannot be repaired within ninety (90) days from the date of which possession is taken so as to be commercially fit for the operation of Tenant's business, then this Lease shall terminate and become null and void from the time possession of the portion taken is required for public use, and from that date on the parties hereto shall be released from all further obligations hereunder except as herein stated. No other taking, appropriation or condemnation shall cause this Lease to be terminated. Any such appropriation or condemnation proceedings shall not operate as or be deemed an eviction of Tenant or a breach of Landlord's covenant of quiet enjoyment.

     (c) In the event that more than 20% of the demised premises shall at any time be taken by public or quasi-public use or condemned under eminent domain, then at the option of the Landlord or Tenant upon the giving of thirty (30) days written notice (after such taking or condemnation), this Lease shall terminate and expire as of the date of such taking and any prepaid rental shall be prorated as of the effective date of such termination.

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SECTION 18. TENANT'S TAXES
--------------------------

     Tenant further covenants and agrees to pay promptly when due all taxes assessed against Tenant's fixtures, furnishings, equipment and stock-in trade placed in or on the demised premises during the term of this Lease.

SECTION 19. RISK OF GOODS
-------------------------

     Except for the negligence of Landlord or Landlord's breach of this Lease, all personal property, goods, machinery, and merchandise in said demised premises shall be at Tenant's risk if damaged by water, fire, explosion, wind or accident of any kind, and except for the negligence or breach of this Lease by Landlord. Landlord shall have no responsibility therefor or liability for any of the foregoing and Tenant hereby releases Landlord from such liability.

SECTION 20. USE AND OCCUPANCY
-----------------------------

     The demised premises during the term of this Lease shall be occupied for the operating and conducting therein of an office, warehouse, and distribution center and for no other purpose whatsoever without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion. At the time Landlord delivers the Expansion Space, the Premises shall comply with all laws, rules, orders, ordinances of all governmental authorities. Tenant shall at all times conduct its operations on the demised premises in a lawful manner and shall, at Tenant's expense, comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of all governmental authorities, now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the business of Tenant and the use, occupancy or alteration of the demised premises. Tenant shall comply with all requirements of the Americans with Disabilities Act, and shall be solely responsible for all alterations within the demised premises in connection therewith.

SECTION 21. NUISANCES
---------------------

     Tenant shall not perform any acts or carry on any practice which may injure the demised premises or be a nuisance or menace to other tenants in the Industrial Park.

SECTION 22. WASTE AND REFUSE REMOVAL
------------------------------------

     Tenant covenants that it will use, maintain and occupy said demised premises in a careful, safe, lawful and proper manner and will not commit waste therein. Landlord or its agent shall have access at all reasonable times to the demised premises for purposes of inspecting and examining the condition and maintenance of the demised premises.

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Tenant agrees to remove all refuse from the demised premises in a timely, clean and sanitary manner. Tenant shall provide a refuse collection container at the rear of the demised premises to accommodate Tenant's refuse and Tenant shall routinely clean up around trash containers. Tenant shall contract with a licensed/insured refuse collection contractor to timely remove refuse therefrom and the location of the container shall be approved by Landlord.

SECTION 23. FIRE AND CASUALTY
-----------------------------

     (a) Landlord shall at all times during the term of this Lease carry fire, casualty, and extended coverage insurance on the building, including the structural components (foundations, floors, walls, windows, structural supports, roof, HVAC, electrical systems, and plumbing) for no less than 80% of the replacement value. Landlord shall be under no obligation to maintain insurance on any improvements installed by or for the benefit of Tenant's use of the premises. Landlord may elect to self-insure its obligations hereunder and/or use whatever deductibles as Landlord deems appropriate, in its sole discretion. Landlord shall provide Tenant with a Certificate of Service upon written request.

     (b) If the demised premises shall be damaged, destroyed, or rendered untenantable, in whole or in part, by or as the result or consequence of fire or other casualty during the term hereof, Landlord shall repair and restore the same to a good tenantable condition with reasonable dispatch. During such period of repair, the rent herein provided for in this Lease shall abate (i) entirely in case all of the demised premises are untenantable; and (ii) proportionately if only a portion of the demised premises is untenantable and Tenant is able to economically conduct its business from the undamaged portion of the demised premises. The abatement shall be based upon a fraction, the numerator of which shall be the square footage of the damaged and unusable area of the demised premises and the denominator shall be the total square footage of the demised premises. Said abatement shall cease at such time as the demised premises shall be restored to a tenantable condition.

     (c) In the event the demised premises, because of such damage or destruction, are not repaired and restored to a tenantable condition with reasonable dispatch within one hundred fifty (150) days from the date of receipt of insurance proceeds for such damage or destruction, Tenant or Landlord may, at their option, terminate this Lease within sixty (60) days following such one hundred fifty (150) day period but prior to the repair and

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restoration of same by giving prior written notice to the other party and thereupon Landlord and Tenant shall be released from all future liability and obligations under this Lease.

     (d) If one-third (1/3) or more of the ground floor area of the demised premises are damaged or destroyed during the last two (2) years of the original or any extended term of this Lease, Landlord shall have the right to terminate this Lease by written notice to Tenant within sixty (60) days following such damage or destruction, unless Tenant shall, within thirty (30) days following receipt of such notice, offer to extend the term of this Lease for an additional period of five (5) years from the date such damage or destruction is repaired and restored. If Tenant makes said offer to extend, Landlord and Tenant shall determine the terms and conditions of said extension within thirty (30) days thereafter or Tenant's offer shall not be deemed to prevent Landlord from canceling this Lease. If such terms and conditions have been mutually agreed to by the parties, then Landlord shall accept Tenant's offer and shall repair and restore the demised premises with reasonable dispatch thereafter.

     (e) If Landlord is required or elects to repair and restore the demised premises as herein provided, Tenant shall repair or replace its stock in trade, trade fixtures, furniture, furnishings and equipment and other improvements including floor coverings, and if Tenant has closed, Tenant shall promptly reopen for business.

SECTION 24. LANDLORD REPAIRS
----------------------------

     (a) Landlord shall keep in good order, condition, and repair the following:
(i) structural portions of the demised premises; (ii) downspouts; (iii) gutters;
(iv) the roof of the Building of which the demised premises forms a part; and
(v) the plumbing and sewage system serving the demised premises but located outside of the demised premises, except (as to all items) for damage caused by any negligent act or omission of Tenant or its customers, employees, agents, invitees, licensees or contractors, which shall be repaired or replaced as necessary, at the sole cost and expense of Tenant. "Structural portions" shall mean only the following: (i) foundations; (ii) exterior walls except for interior faces); (iii) concrete slabs; (iv) the beams and columns bearing the main load of the roof; and (v) the floors (but not floor coverings).

     (b) Notwithstanding the provisions of Paragraph (a) above, Landlord shall not be obligated to repair the following: (i) the exterior or interior of any doors, windows, plate

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glass, or showcases surrounding the demised premises or the store front; (ii)
heating, ventilating or air-conditioning equipment in the demised premises;
(iii) damage to Tenant's improvements or personal property caused by any casualty, burglary, break-in, vandalism, war or act of God; and (iv) damages caused to structure or building as a result of burglary or break-in. Landlord shall, in any event, have ten (10) days after notice from Tenant stating the need for repairs to complete same, or commence and proceed with due diligence to complete same. Landlord shall use reasonable efforts to not interfere with Tenant's business operations. Tenant expressly hereby waives the provisions of any law permitting repairs by a tenant at Landlord's expense. Notwithstanding anything contained in Paragraphs 24 or 25, Landlord shall repair and replace any defects in construction materials or workmanship in the Expansion Space for a period of one year from the date hereof.

     (c) The provisions of this Section 24 shall not apply in the case of damage or destruction by fire or other casualty or a taking under the power of eminent domain in which events the obligations of Landlord shall be controlled by
Section 23 and Section 17 respectively.

SECTION 25. TENANT'S REPAIRS
----------------------------

     (a) Tenant shall keep and maintain, at Tenant's expense, all and every other part of the demised premises in good order, condition and repair, including, by way of example but not limitation: (i) all leasehold improvements;
(ii) all heating, ventilating, and air conditioning; (iii) interior plumbing and sewage facilities; (iv) all interior lighting; (v) electric signs; (vi) all interior walls; (vii) floor coverings; (viii) ceilings; (ix) appliances and equipment; (x) all doors, exterior entrances, windows and window moldings; (xi) plate glass; (xii) signs and showcases surrounding and within the demised premises; (xiii) the store front; (xiv) sprinkler systems including supervisory alarm service in accordance with current local and state fire protection standards. In the event local or state codes do not require alarm systems, Tenant shall provide alarm service on all sprinkler systems to detect water flow and tampering with exterior and interior main control valves of the sprinkler system servicing Tenant's premises. Moreover, it shall be Tenant's responsibility to contact the Commercial Property Manager at 1798 Frebis Avenue, Columbus, Ohio 43206-0410, (614) 445-8461, in the event the sprinkler system in the demised premises is ever shut off for any reason, and advise same of any damage

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occasioned or caused by the actions of Tenant, its agents, invitees, or employees, and/or as a result of Tenant's repair obligations hereunder.

     (b) If Landlord deems any repair which Tenant is required to make hereunder to be necessary, Landlord may demand that Tenant make such repair immediately. If Tenant refuses or neglects to make such repair and to complete the same with reasonable dispatch, Landlord may make such repair and Tenant shall, on demand, immediately pay to Landlord the cost of said repair, together with interest at ten percent (10%) per annum. Landlord shall not be liable to Tenant for any loss or damage that may accrue to Tenant's stock or business by reason of such work or its results.

     (c) Neither Tenant nor any of its contractors are permitted access to or permitted to perform alterations of any kind to the roof of the building.

     (d) Tenant shall pay promptly when due the entire cost of work in the demised premises undertaken by Tenant so that the demised premises and the Industrial Park shall at all times be free of liens for labor and materials arising from such work; to procure all necessary permits before undertaking such work; to do all of such work in a good and workmanlike manner, employing materials of good quality; to perform such work only with contractors previously reasonably approved of in writing by Landlord; to comply with all governmental requirements; and to save the Landlord and its agents, officers, employees, contractors and invitees harmless and indemnified from all liability, injury, loss, cost, damage and/or expense (including reasonable attorneys' fees and expenses) in respect of any injury to, or death of, any person, and/or damage to, or loss or destruction of, any property occasioned by or growing out of such work.

SECTION 26. COVENANT OF TITLE AND PEACEFUL POSSESSION
-----------------------------------------------------

     Subject to the provisions of Paragraph 12 hereof, Landlord shall, on or before the date on which Tenant is permitted to install its merchandise and fixtures in the demised premises, have good and marketable title to the demised premises in fee simple and the right to make this Lease for the term aforesaid. At such time, Landlord shall put Tenant into complete and exclusive possession of the demised premises, and if Tenant shall pay the rental and perform all the covenants and provisions of this Lease to be performed by the Tenant, Tenant shall, during the term hereby demised, freely, peaceably, and quietly enjoy and occupy the full possession of the demised premises and the common facilities of the Industrial Park, subject, however, to the terms and conditions of this Lease.

SECTION 27. TENANT'S INSURANCE; INDEMNITY
-----------------------------------------

     (a) Casualty Insurance. Tenant shall carry such insurance against loss of its property in, on or about the demised premises by fire and such other risks as are covered by all risk and extended coverage property insurance or other hazards as Tenant deems necessary. Landlord shall not be liable for any damage to Tenant's property in, on or about the demised premises caused by fire or other insurable hazards regardless of the nature or cause of such fire or other casualty, and regardless of whether any negligence of Landlord or Landlord's employees or agents contributed thereto. Except for the mutual waiver of subrogation clause in Paragraph 27(e), Tenant expressly releases Landlord of and from all liability for any such damage. Tenant agrees that its insurance policy or policies shall include a waiver of subrogation recognizing this release from liability.

     (b) Public Liability Insurance. Tenant agrees to procure and maintain during the demised term a policy or policies of liability insurance, with product and/or completed operations liability and blanket contractual coverage, written by a responsible insurance company or companies (which may be written to include the demised premises in conjunction with other premises owned or operated by Tenant) insuring Tenant against any and all losses, claims, demands or actions for injury to or death of any one or more persons and for damage to property in any one occurrence in the demised premises to the limit of not less than $1,000,000.00 and $2,000,000.00 general aggregate policy limit arising from Tenant's conduct and operation of its business in the demised premises, $500,000.00 limit for fire and legal liability, and $1,000,000.00 limit for products and/or completed operations. Tenant shall furnish to Landlord certificates evidencing the continuous existence of such insurance coverage, which must also name Landlord as an additional insured. All insurance companies must be licensed to do business in the state where the premises are located. Certificates of insurance will be provided at the time this Lease is executed and twenty (20) days prior to expiration of the policy. Certificates of insurance are to specify notification to Landlord of cancellation or termination of policy not less than ten (10) days prior to cancellation or termination.

     (c) Additional Insurance. Tenant agrees to provide a comprehensive boiler and machinery policy on a repair or replacement cost basis with an admitted, reputable insurance carrier covering property damage, business interruption and extra expense as a result of a loss from boiler(s), pressure vessel(s), HVAC equipment, or miscellaneous electrical apparatus within or servicing the demised premises. The deductible for property damage shall not exceed Five Thousand Dollars ($5,000.00) per occurrence. Business interruption deductible may not exceed twenty-four (24) hours. The limits for loss shall be no less than the replacement cost of the structure plus betterments and improvements thereon, furniture, fixtures, equipment and inventory together with property of others in the care, custody and control of Tenant. Business interruption limits shall be for the actual loss sustained.

     (d) Miscellaneous Insurance. Tenant agrees to provide and keep in force at all times worker's compensation insurance complying with the law of the state in which the premises are located. Tenant agrees to defend, indemnify and hold harmless Landlord from all actions or claims of Tenant's employees or employee's family members. Tenant agrees to provide a certificate as evidence of proof of worker's compensation coverage.

     With respect to any alterations or improvements by Tenant, Tenant shall maintain contingent liability and builder's risk coverage naming Landlord as an additional named insured. If Tenant hires contractors to do any improvements on the premises, each contractor must provide proof of worker's compensation coverage on its employees and agents to Landlord.

     (e) Indemnity. Tenant shall indemnify Landlord, Landlord's agents, employees, officers or directors, against all damages, claims and liabilities arising from any alleged products liability or from any accident or injury whatsoever caused to any person, firm or corporation during the demised term in the demised premises, unless such claim arises from a breach or default in the performance by Landlord of any covenant or agreement on its part to be performed under this Lease or the negligence of Landlord. Landlord shall indemnify Tenant, its employees or directors against all damages, claims and liabilities arising out of or related to the construction of the Expansion Space or Landlord's obligations under the Lease with regard to the Expansion Space. The indemnification herein provided shall include all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon.

SECTION 28. REAL ESTATE TAXES
-----------------------------

     Tenant shall pay Tenant's Proportionate Share (as hereinafter defined) of any real estate taxes imposed upon the Industrial Park for each lease year included within the period commencing with the Commencement Date and ending with the expiration of the term of this Lease. For each lease year, "Tenant's Proportionate Share" of the real estate taxes upon the Industrial Park (including the Common Areas) shall be the product of such taxes multiplied by a fraction, the numerator of which shall be the ground floor area (expressed in square feet) of the Demised Premises and the denominator of which shall be the gross leasable floor area (expressed in square feet) of all areas in the Industrial Park that are leased or are available for leasing.

     For the purpose of this Lease, the term "real estate taxes" shall include any special and general assessments, water and sewer rents and other governmental impositions imposed upon or against the Industrial Park of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen and each and every installment thereof, which shall or may during the lease term be levied, assessed or imposed upon or against such Industrial Park and of all expenses, including reasonable attorneys' fees, administrative hearing and court costs incurred in contesting or negotiating the amount, assessment or rate of any such real estate taxes, minus any refund received by Landlord.

     Notwithstanding any provision of this Lease to the contrary, Tenant shall not be obligated to pay for any assessment for special improvements heretofore installed or in the process of installation in connection with the initial development of the Industrial Park, and Landlord hereby agrees to pay for the same.

     The real estate taxes for any lease year shall be the real estate taxes for the tax year terminating during said lease year. If any lease year shall be greater than or less than twelve (12) months, or if the real estate tax year shall be changed, an appropriate adjustment shall be made. If there shall be more than one taxing authority, the real estate taxes for any period shall be the sum of the real estate taxes for said period attributable to each taxing authority. If, upon the assessment day for real estate taxes for any tax year fully or partly included within the term of this Lease, a portion of such assessment shall be attributable to buildings in the process of construction, a fair and reasonable adjustment shall be made to carry out the intent of this section.

     Upon request, Landlord shall submit to Tenant true copies of the real estate tax bill for each tax year or portion of a tax year included within the term of this Lease and shall bill Tenant for the amount to be paid by Tenant hereunder. Said bill shall be accompanied by a computation of the amount payable by Tenant and such amount shall be paid by Tenant within thirty (30) days after receipt of said bill.

     Should the State of Pennsylvania or any political subdivision thereof or any governmental authority having jurisdiction thereof, impose a tax and/or assessment (other than an income or franchise tax) upon or against the rentals payable hereunder, in lieu of or in addition to assessments levied or assessed against the demised premises, or Industrial Park, then such tax and/or assessment shall be deemed to constitute a tax on real estate for the purpose of this section. Tenant shall have the right, at its sole cost and expense, to appeal any tax assessment. Landlord shall cooperate with Tenant, so long as there is no expenditure of money required of Landlord, in prosecuting any appeal.

SECTION 29. TENANT'S INSURANCE CONTRIBUTION
-------------------------------------------

     Tenant shall pay as additional rent, Tenant's Proportionate Share (as defined in Section 28 above) of the premiums for the insurance maintained by Landlord on all buildings and improvements, as well as liability insurance, for the Industrial Park, including the common areas, for each lease year during the term of this Lease. The premiums for the first and last lease years shall be prorated. Tenant shall pay Tenant's Proportionate Share of such premiums annually upon demand for such payment by Landlord. Tenant may request evidence of payment upon written notice to Landlord. Tenant may request evidence of payment upon written notice to Landlord. Tenant's Proportionate Share thereof shall be paid by Tenant within thirty (30) days after Landlord's demand therefor.

SECTION 30. FIXTURES
--------------------

     Provided that Tenant shall repair any damage caused by removal of its property and provided that the Tenant is not in default past any applicable cure periods, under this Lease, Tenant shall have the right to remove from the demised premises all of its signs, shelving, electrical, and other fixtures and equipment, window reflectors and backgrounds and any and all other trade fixtures which it has installed in and upon the demised premises.

SECTION 31. SURRENDER
---------------------

     The Tenant covenants and agrees to deliver up and surrender to the Landlord the physical possession of the demised premises upon the expiration of this Lease or its termination as herein provided in as good condition and repair as the same shall be at the commencement of the original term, loss by fire and/or ordinary wear and tear excepted, and to deliver all of the keys to Landlord or Landlord's agents.

SECTION 32. HOLDING OVER
------------------------

     There shall be no privilege of renewal hereunder (except as specifically set forth in this Lease) and any holding over after the expiration by the Tenant shall be from day to day on the same terms and conditions (with the exception of rental which shall be prorated on a daily basis at 125% the daily rental rate of the most recent expired term) at Landlord's option; and no acceptance of rent by or act or statement whatsoever on the part of the Landlord or his duly authorized agent in the absence of a written contract signed by Landlord shall be construed as an extension of the term or as a consent for any further occupancy.

SECTION 33. NOTICE
------------------

     Whenever under this Lease provisions are made for notice of any kind to Landlord, it shall be deemed sufficient notice and sufficient service thereof if such notice to Landlord is in writing, addressed to Landlord at 1798 Frebis Avenue, Columbus, Ohio 43206-0410, or at such address as Landlord may notify Tenant in writing, and deposited in the United States mailed by registered or certified mail, return receipt requested, with postage prepaid or Federal Express, Express Mail or such other expedited mail service as normally results in overnight delivery, with a copy of same sent in like manner to Vice President, Real Estate, 1800 Moler Road, Columbus, Ohio 43207. Notice to Tenant shall be sent in like manner to the demised premises. All notices may be effective upon receipt or refusal of receipt. Either party may change the place for service of notice by notice to the other party.

SECTION 34. DEFAULT
-------------------

     (a) Elements of Default: The occurrence of any one or more of the following events shall constitute a default of this Lease by Tenant:

     1. Tenant fails to pay any monthly installment of minimum rent and/or additional rent within ten (10) days after the same shall be due and payable Landlord shall be required to give written notice to Tenant only twice in any calendar year under this provision should Tenant fail to pay timely;

     2. Tenant fails to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of twenty (20) days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be cured within twenty
(20) days and if Tenant commences such performance or cure within said twenty
(20) day period and thereafter diligently undertakes to complete the same, then such failure shall not be a default hereunder if it is cured within a reasonable time following Landlord's notice.

     3. A trustee or receiver is appointed to take possession of substantially all of Tenant's assets in, on or about the demised premises or of Tenant's interest in this Lease (and Tenant or any guarantor of Tenant's obligations under this Lease does not regain possession within sixty (60) days after such appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the demised premises or Tenant's interest in this Lease are attached or levied upon under execution (and Tenant does not discharge the same within sixty (60) days thereafter).

     4. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant or any guarantor of Tenant's obligations under this Lease pursuant to any Federal or state statute, and, with respect to any such petition filed against it, Tenant or such guarantor fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same.

     (b) Landlord's Remedies: Upon the occurrence of any event of default, after written notice and an opportunity to cure, Landlord shall have the following rights and remedies, any one or more of which may be exercised without further notice to or demand upon Tenant:

     1. Landlord may re-enter the demised premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord for any cost and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

     2. Landlord may terminate this Lease or Tenant's right to possession under this Lease as of the date of such default, in which event: (a) neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the demised premises, and Tenant shall immediately thereafter surrender the demised premises to Landlord; (b) Landlord may re-enter the demised premises and dispose Tenant or any other occupants of the Premises by force, summary proceedings, ejectment or otherwise, and may remove their effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent; and (c) notwithstanding a termination of this Lease (i) Landlord may declare all rent which would have been due under this Lease for the balance of the term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of such termination and re-entry, or (ii) Landlord may re-let all or any part of the demised premises for a term different from that which would otherwise have constituted the balance of the term of this Lease and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall immediately be obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the demised premises, for the period which would otherwise have constituted the balance of the term of this Lease, together with all of Landlord's costs and expenses for preparing the demised premises for re-letting, including all repairs, tenant finish improvements, broker's and attorney's fees, and all loss or damage which Landlord may sustain by reason of such termination, re-entry and re-letting, it being expressly understood and agreed that the liabilities and remedies specified in clauses (i) and (ii) hereof shall survive the termination of this Lease. Tenant shall remain liable for payment of all rentals and other charges and costs imposed on Tenant herein, in the amounts, at the times and upon the conditions as herein provided. Landlord shall credit against such liability of the Tenant all amounts received by Landlord from such re-letting after first reimbursing itself for all costs incurred in curing Tenant's defaults and re-entering, preparing and refinishing the demised premises for re-letting, and re-letting the demised premises.

     3. Upon termination of this Lease pursuant to Section 34(b)2, Landlord may recover possession of the demised premises under and by virtue of the provisions of the laws of the State of Pennsylvania, or by such other proceedings, including reentry and possession, as may be applicable.

     4. Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or at Landlord's option in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease.

     5. In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings, and other remedies were not provided for herein. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or other use.

     (c) Additional Remedies and Waivers: The rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now or hereinafter provided by law and all such rights and remedies shall be cumulative. No action or inaction by Landlord shall constitute a waiver of a Default and no waiver of Default shall be effective unless it is in writing, signed by the Landlord.

SECTION 35. WAIVER OF SUBROGATION
---------------------------------

     Landlord and Tenant, and all parties claiming under each of them, mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered in whole or in part by insurance coverage required to be maintained by the terms of this Lease on the demised premises or in connection with the Industrial Park or activities conducted with the demised premises, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof. All policies of insurance required to be maintained by the parties hereunder shall contain waiver of subrogation provisions so long as the same are available.

SECTION 36. LIABILITY OF LANDLORD; EXCULPATION
----------------------------------------------

     (a) Except with respect to any damages resulting from the gross negligence of Landlord, its agents, or employees, Landlord shall not be liable to Tenant, its agents, employees, or customers for any damages, losses, compensation, accidents, or claims whatsoever. The foregoing notwithstanding, it is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against Landlord personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of Landlord, and that all personal liability of Landlord, to the extent permitted by law, of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned, the owner of any indebtedness or liability accruing hereunder shall look solely to the demised premises and the Industrial Park for the payment thereof.

     (b) If the Tenant obtains a money judgment against Landlord, any of its officers, directors, shareholders, partners, or their successors or assigns under any provisions of or with respect to this Lease or on account of any matter, condition or circumstance arising out of the relationship of the parties under this Lease, Tenant's occupancy of the building or Landlord's ownership of the Industrial Park, Tenant shall be entitled to have execution upon any such final, unappealable judgment only upon Landlord's fee simple or leasehold estate in the Industrial Park (whichever is applicable) and not out of any other assets of Landlord, or any of its officers, directors, shareholders or partners, or their successor or assigns; and Landlord shall be entitled to have any such judgment so qualified as to constitute a lien only on said fee simple or leasehold estate.

SECTION 37. RIGHTS CUMULATIVE
-----------------------------

     Unless expressly provided to the contrary in this Lease, each and every one of the rights, remedies and benefits provided by this Lease shall be cumulative and shall not be exclusive of any other of such rights, remedies and benefits or of any other rights, remedies and benefits allowed by law.

SECTION 38. MITIGATION OF DAMAGES
---------------------------------

     Notwithstanding any of the terms and provisions herein contained to the contrary, Landlord and Tenant shall each have the duty and obligation to mitigate, in every reasonable manner, any and all damages that may or shall be caused or suffered by virtue of defaults under or violation of any of the terms and provisions of this Lease agreement committed by the other.

SECTION 39. SIGNS
-----------------

     No signs, whether building, free-standing, pylon or other signs, shall be placed within the Industrial Park without the prior written consent of Landlord which consent shall not be unreasonably withheld and all signs shall be in compliance with all applicable laws.

SECTION 40. ENTIRE AGREEMENT
----------------------------

     This Lease shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This Lease cannot be changed, modified, or discharged orally but only by an agreement in writing signed by the party against whom enforcement of the change, modification or discharge is sought.

SECTION 41. LANDLORD'S LIEN - DELETED
-------------------------------------

SECTION 42. BINDING UPON SUCCESSORS
-----------------------------------

     The covenants, conditions, and agreements made and entered into by the parties hereto shall be binding upon and inure to the benefit of their respective heirs, representatives, successor and assigns.

SECTION 43. HAZARDOUS SUBSTANCES
--------------------------------

       During the term of this Lease, neither Landlord nor Tenant shall not (except in the ordinary course of Tenant's business and only in a lawful manner) suffer, allow, permit or cause the generation, accumulation, storage, possession, release or threat of release of any hazardous substance or toxic material, as those terms are used in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, and any regulations promulgated thereunder, or any other present or future federal, state or local laws, ordinances, rules, and regulations. Tenant shall indemnify and hold Landlord harmless from any and all liabilities, penalties, demands, actions, costs and expenses (including without limitation reasonable attorney fees), remediation and response costs incurred or suffered by Landlord directly or indirectly arising due to the breach of Tenant's obligations set forth in this Section. Such indemnification shall survive expiration or earlier termination of this Lease. At the expiration or sooner termination hereof, Tenant shall return the demised premises to Landlord in substantially the same condition as existed on the date of commencement hereof free of any hazardous substances in, on or from the demised premises.

SECTION 44. TRANSFER OF INTEREST
--------------------------------

     If Landlord should sell or otherwise transfer its interest in the demised premises, upon an undertaking by the purchaser or transferee to be responsible for all the covenants and undertakings of Landlord, Tenant agrees that Landlord shall thereafter have no liability to Tenant under this Lease or any modifications or amendments thereof, or extensions thereof, only so long as the transferee has assumed such obligations which might have accrued prior to the date of such sale or transfer of its interest by Landlord.

SECTION 45. ACCESS TO PREMISES
------------------------------

     Landlord and its representatives shall have free access to the demised premises at all reasonable times for the purpose of: (i) examining the same or to make any alterations or repairs to the demised premises that Landlord may deem necessary for its safety or preservation; (ii) exhibiting the demised premises for sale or mortgage financing; (iii) during the last three (3) months of the term of this Lease, for the purpose of exhibiting the demised premises and putting up the usual notice "to rent" which notice shall not be removed, obliterated or hidden by Tenant, provided, however, that any such action by Landlord shall cause as little inconvenience as reasonably practicable and such action shall not be deemed an eviction or disturbance of Tenant nor shall Tenant be allowed any abatement of rent, or damages for an injury or inconvenience occasioned thereby.

SECTION 46. HEADINGS
--------------------

     The headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease.

SECTION 47. NON-WAIVER
----------------------

     No payment by Tenant or receipt by Landlord or its agents of a lesser amount than the rent in this Lease stipulated shall be deemed to be other than on account of the stipulated rent nor shall an endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction and Landlord or its agents may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

SECTION 48. SHORT FORM LEASE
----------------------------

     This Lease shall not be recorded, but a short form lease, which describes the property herein demised, gives the term of this Lease and refers to this Lease, shall be executed by the parties hereto, upon demand of either party and such short form lease may be recorded by Landlord or Tenant at any time either deems it appropriate to do so. The cost and recording of such short form lease shall belong to the requesting party.

SECTION 49. ACCEPTANCE OF PREMISES
----------------------------------

     Tenant accepts the premises in an "As Is" condition.

SECTION 50. TERMINATION OF EXISTING LEASE - DELETED
---------------------------------------------------

SECTION 51. ADDITIONAL PROVISIONS
---------------------------------

     Notwithstanding anything to the contrary contained herein, it is hereby understood, agreed and acknowledged that:

     (a) the interest and rights of the Lessee hereunder are subordinate to those of the mortgagees;

     (b) the use of the premises is restricted to those authorized by the PIDA Act;

     (c) Lessor and/or Lessee are hereby prohibited from assigning or subleasing this lease without the prior written approval of PIDA, and any assignment or sublease not so approved shall be null and void, except as provided in Section 51 (d) below;

     (d)  This lease shall be assigned to PIDA;

     (e)  A Memorandum of this lease shall be recorded where appropriate;

     (f) The following exhibits are incorporated herein by reference and made a part hereof, and shall be binding on the parties hereto, their successors and assigns, to the full extent provided therein:

     Exhibit 1 - Non-Discrimination Clause

     Exhibit 2 - Lessor/Lessee Integrity Provisions

     Exhibit 3 - Lessor/Lessee Responsibility Provisions

     Exhibit 4 - Americans with Disabilities Act Provisions

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

SIGNED AND ACKNOWLEDGED
IN THE PRESENCE OF:

                              LANDLORD:

                              LINMAR REALTY COMPANY II

                              BY:  SCHOTTENSTEIN STORES
                                   CORPORATION, GENERAL PARTNER

/s/ Barbara Pugh              BY: /s/ Edward K. Arndt
---------------------------       ----------------------------
/s/ Toi R. Harris             Edward K. Arndt
---------------------------   ITS: Vice President, Real Estate

                              TENANT:

                              AE STORES COMPANY

/s/ Barbara Pugh              BY: /s/ George Kolber
---------------------------       ----------------------------
/s/ Toi R. Harris             ITS: Vice - Chairman, COO
---------------------------        ---------------------------

STATE OF OHIO       :
                    :SS.
COUNTY OF FRANKLIN  :

     The foregoing instrument was acknowledged before me this 13th day of September, 1999, by Edward K. Arndt, Vice President, Real Estate of Linmar Realty Company II, a Pennsylvania partnership, for and on behalf of said partnership.

                    /s/ Barbara Pugh
                    -------------------------------
                    Notary Public

STATE OF OHIO       :
                    :SS.
COUNTY OF FRANKLIN  :

     The foregoing instrument was acknowledged before me this 13th day of September, 1999, by George Kolber, Vice Chairman, COO, of AE Stores Company, a Delaware corporation, for and on behalf of said corporation.

                    /s/ Barbara Pugh
                    -------------------------------
                    Notary Public

                                   EXHIBIT A

                                   SITE PLAN










                                     [MAP]

                                    EXHIBIT B

                                LEGAL DESCRIPTION


ALL THAT CERTAIN lot or piece of ground situate in Marshall Township, Allegheny County, Pennsylvania, being more particularly bounded and described as follows:

BEGINNING at a point on the southerly line of Keystone Drive, 70 feet wide, as laid out on Addition No. 5 to Plan No. 8, Thorn Hill Industrial Park, as recorded in the office of the Recorder of Deeds for Allegheny County in Plan Book Volume 167, Pages 13 and 14, said point being located the following three
(3) courses and distances from the intersection of the said westerly line of Keystone Drive, with the southerly line of Thorn Hill Road:

1. By a line curving to the right, having a radius of 25.00 feet, an arc distance of 39.27 feet to a point of tangent;

2.   South 28 degrees 37' 23" West a distance of 355.00 feet to a point;

3. By a line crossing Keystone Drive South 61 degrees 22' 37" East a distance of 70.00 feet to a point on the southerly right of way line of Keystone Drive:


     Thence from the place of beginning, by the southerly line of lands now or formerly of the Victaulic Company of America (Parcel 26) South 61 degrees 22' 37" East a distance of 350.00 feet to a point; thence along the easterly line of Parcel 26 North 28 degrees 37' 23" East a distance of 380.00 feet to a point on the westerly right of way of Thorn Hill Road, 60 feet wide; thence along Thorn Hill Road the following four (4) courses and distances:

1. South 61 degrees 22' 37" East a distance of 509.12 feet to a point of curvature;

2. By a line curving to the right, having a radius of 207.36 feet, an arc distance of 81.55 feet, the chord of said line being South 50 degrees 06' 39" East a distance of 81.02 feet to a point at which the width of Thorn Hill Road diminishes to 50 feet;

3.   North 51 degrees 09' 20" East a distance of 10.00 feet to a point;

4. South 38 degrees 50' 40" East a distance of 723.17 feet to a point on a line of the Thorn Hill Industrial Park Plan No. 2, as recorded in Plan Book Volume 88, pages 71-72; thence along the northerly line of said Plan No. 2 South 76 degrees 33' 10" West a distance of 2,014.06 feet to a point of corner common to said Plan No. 2, Parcel 53 Revised in Revisions No. 1 to Addition No. 5 to Plan No. 8, Thorn Hill Industrial Park, as recorded in Plan Book Volume 180, pages 41-42 and the herein described property, thence along the Westerly line herein described property North 20 degrees 00' 58" West a distance of 498.19 feet to a point on the southerly right of way line of Keystone Drive 70 feet wide; thence along Keystone Drive by a line curving to the left having a radius of 1,035.00 feet an arc distance of 745.99 feet, the chord of said line being North 52 degrees 52' 40" East, a distance of 606.68 feet to a point of tangent; thence continuing along said right of way North 28 degrees 37' 23" a distance of
239.67 to a point at the place of beginning.

Containing an area of 1,469,829.22 square feet or 33.75 acres.

The purpose and intent of this Deed is to consolidate, into a single parcel, Parcels 6 in Plan No. 5, Thorn Hill Industrial Park as recorded in Allegheny County Plan Book Vol. 101, pp. 165 and 166, Parcel 6a in Plan No. 8, Thorn Hill Industrial Park as recorded in Allegheny County Plan Book Vol. 127, pp. 37 through 40, Parcel 51 in Addition No. 5 to Plan No. 8, Thorn Hill Industrial Park, as recorded in Allegheny County

                             Exhibit B, Page 1 of 3

Plan Book Vol. 167, pp. 13 and 14, and Parcel 52, revised in Revision No. 1 to Addition No. 5 to Plan No. 8, Thorn Hill Industrial Park as recorded in Allegheny County Plan Book Vol. 180, pp. 41 and 42. This consolidation of said Parcels into one Parcel is undertaken for the purpose of complying with the Zoning Ordinance of Marshall Township, Allegheny County, Pennsylvania and as such is exempt from realty transfer taxes pursuant to Section 1102 - C.3(4) of the Pennsylvania Realty Transfer Tax Act, 72 P.S. 8102 - C.3(4).

Parcels 6 and 6a referred to above are the same parcels conveyed to Linmar Realty Company by Deed dated December 6, 1995 and recorded in Allegheny County Deed Book Vol. 9605 page 136. Parcels 51 and 52 above are the same Parcels conveyed to Linmar Realty Company II in Deeds dated December 8, 1998 and recorded in Allegheny County Deed Book Volume 10361 pages 40 and 46. Said consolidated parcels are also shown on the drawing attached hereto and marked Exhibit "A".

                             Exhibit B, Page 2 of 3

                                     [MAP]








                             Exhibit B, Page 3 of 3

                                    EXHIBIT C

                              MINIMUM RENT SCHEDULE

Existing Square Footage: 302,512      Monthly        Annual       Per Square Ft.

Present - 12/31/00                    $103,106.17    1,237,274    4.09


Total Square Footage: 422,512

Term:                                 Monthly        Annual       Per Square Ft.

8/1/99 to 12/31/00                    $168,106.17    2,017,274    4.77

1/1/01 to 12/31/05                    $199,113.65    2,389,364    5.66

1/1/06 to 12/31/10                    $215,247.63    2,582,972    6.11

1/1/11 to 12/31/15                    $218,909.92    2,626,909    6.22

1/1/16 to 12/31/20                    $227,804.39    2,733,653    6.47


Option Term 1/1/21 to 12/31/25        $236,606.72    2,839,281    6.72

Option Term 1/1/26 to 12/31/30        $245,409.05    2,944,909    6.97

                                    EXHIBIT D

                         LANDLORD'S WORK TO BE PERFORMED


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Page Number                  Plan Date                Architect / Engineer
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D 1                          December 21, 1998        Chambers Vukich Associates
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SP 1-2-3                     December 21, 1998        Chambers Vukich Associates
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SD 1-2-3-4-5                 December 21, 1998        Chambers Vukich Associates
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SE 1                         December 21, 1998        Chambers Vukich Associates
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L1                           December 21, 1998        Chambers Vukich Associates
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3.1-3.1a                     December 23, 1998        Architectural Alliance
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3.2-3.2a                     December 23, 1998        Architectural Alliance
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3.3-3.3a                     December 23, 1998        Architectural Alliance
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3.4-3.4a                     December 23, 1998        Architectural Alliance
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4.1-4.1a                     December 23, 1998        Architectural Alliance
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5.1                          December 23, 1998        Architectural Alliance
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5.2                          December 23, 1998        Architectural Alliance
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5.3                          December 23, 1998        Architectural Alliance
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6.1                          December 23, 1998        Architectural Alliance
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S 1.1-1.2-1.2a-1.3-1.4-1.5   December 23, 1998        Architectural Alliance /
                                                      Korda Nemeth Engineers
                                                      Inc.
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9.1a                         December 23, 1998        Architectural Alliance
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9.2                          December 23, 1998        Architectural Alliance
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10.1                         December 23, 1998        Architectural Alliance
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11.1                         December 23, 1998        Architectural Alliance
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